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[SENTRY LOGO]


                                                                   VOLUME 1 of 2

                            SENTRY VARIABLE ACCOUNT I
                                   THE PATRIOT

                  A FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
              FUNDED BY NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST


                                     [LOGO]

                                  ANNUAL REPORT

                                                               DECEMBER 31, 1998


                    SENTRY LIFE INSURANCE COMPANY OF NEW YORK

Dear Contract Owner:                                           February 15, 1999

We are pleased to present you with the following comments of Neuberger Berman Management Inc., the investment advisors for your Patriot variable annuity.

The Neuberger Berman Advisers Management Trust (AMT) and the equity portion of AMT Balanced Portfolio are co-managed by Jennifer Silver and Brooke Cobb. Their goal is to invest today in the fast growing mid sized companies that will comprise tomorrow's Fortune 500.

As was the case for virtually all equity funds, the AMT Growth portfolio experienced a roller coaster ride in 1998. At mid-year, the portfolio had a gain in the mid teens. At its September low, it had given back all its gains and then some. After a breathtaking fourth quarter rally, the portfolio recaptured all lost ground and closed the year near its highs. When three Federal Reserve interest rate cuts injected much needed liquidity into the financial system, mid-cap stocks rebounded strongly. Looking ahead, with financial liquidity no longer a pressing issue and portfolio holdings priced quite reasonably relative to favorable earnings growth prospects, we are hopeful that shareholders will enjoy a smoother ride.

1998's biggest portfolio winners include technology holdings, healthcare investments, and value oriented retailers. A boost was received from relatively small positions in well known internet stocks and lesser known "net" names, all of which were added to the portfolio in the fourth quarter. The co-managers will continue to tread carefully in this area, sticking to real companies with the realistic potential to meet or exceed high growth expectations. They are pleased with the portfolio's 1998 gains in what was a truly challenging market. Portfolio characteristics are consistent with the investment thesis that above average earnings growth and earnings momentum coupled with reasonable valuations relative to earnings growth rates should reward investors.

The AMT Limited Maturity Bond Portfolio and the debt portion of AMT Balanced Portfolio are co-managed by Theodore P. Giuliano and Catherine Waterworth.

The title of Shakespeare's play All's Well That Ends Well aptly describes 1998's fixed income markets. Strong first half returns set the stage for the high drama of August-September, when the global economic market plot thickened and all sectors of the fixed income market except U.S. Treasuries declined. Then in the fourth act (fourth quarter), the hero appeared (Federal Reserve Chairman Alan Greenspan) and three Fed rate cuts produced a very happy ending. In fact, when the curtain came down on 1998, fixed income patrons had enjoyed the best year since 1991.

Looking ahead, given historically wide yield spreads for a non-recession environment, and an accommodative Fed, the managers continue to be moderately constructive on the corporate bond sector. However, investors should expect continued volatility.

In conclusion, as we enter 1999, inflation is at its lowest level in three decades and economic conditions appear to be balanced. However, interest rates and bond yields are also at or near historic lows, and the introduction of the new Euro may siphon some money from the U.S. bond market. This could make for choppy fixed income markets in the year ahead. We will continue to strive to select attractive sectors, find values, and most importantly, to deliver competitive returns with low principal risk.

Thank you for choosing Sentry to help meet your long-term investment needs. We value your business and appreciate your confidence in Sentry to provide this service.


Sincerely,

/s/ Harold A. Rice

Harold A. Rice, President and Chief Operating Officer
Sentry Life of New York

The composition and holdings of the Portfolios are subject to change. Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the Advisers Management Trust Portfolios may be purchased only by life insurance companies to be used with their separate accounts which fund variable annuity and variable life insurance policies. Shares of the Balanced Portfolio are also available as an underlying investment fund for certain qualified retirement plans. This material is authorized for distribution only when preceded or accompanied by a prospectus. The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.



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                    SENTRY LIFE INSURANCE COMPANY OF NEW YORK
                            SENTRY VARIABLE ACCOUNT I
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1998



ASSETS:
Investments at market value:

   Neuberger Berman Advisers Management Trust:

     Liquid Asset Portfolio, 119,593
       shares (cost $119,593)                                       $  119,593

     Growth Portfolio, 56,282
       shares (cost $1,318,719)                                      1,479,645

     Limited Maturity Bond Portfolio, 7,368
       shares (cost $100,573)                                          101,828

     Balanced Portfolio, 18,112
       shares (cost $283,335)                                          295,940
                                                                    ----------

       Total investments                                             1,997,006

Dividends receivable                                                       436
                                                                    ----------

       Total assets                                                  1,997,442

LIABILITIES:

Accrued expenses                                                         1,659
                                                                    ----------
NET ASSETS                                                          $1,995,783
                                                                    ==========



    The accompanying notes are an integral part of these financial statements



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SENTRY LIFE INSURANCE COMPANY OF NEW YORK
SENTRY VARIABLE ACCOUNT I
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
For the Years ended December 31, 1998 and 1997



                                                SUB-ACCOUNTS INVESTING IN:
                                                --------------------------

                                                      LIQUID ASSET                         GROWTH
                                                        PORTFOLIO                         PORTFOLIO
                                                  ----------------------            ---------------------

                                                  1998              1997            1998             1997
                                                  ----              ----            ----             ----
Income:

   Dividends                                    $   5,206      $   5,340      $        --      $       --
Expenses:
   Mortality and expense charges                    1,382          1,406           17,252           16,886
                                                ---------      ---------      -----------      -----------

Net investment income (loss)                        3,824          3,934          (17,252)         (16,886)
                                                ---------      ---------      -----------      -----------
Realized net investment gain (loss)                    --             --            2,114           50,208

Unrealized appreciation (depreciation), net            --             --         (184,860)         190,613

Capital gain distributions received                    --             --          392,329          110,632
                                                ---------      ---------      -----------      -----------
Realized and unrealized gain (loss)
   on investments and capital
   gain distributions, net                             --             --          209,583          351,453
                                                ---------      ---------      -----------      -----------
Net increase in net assets
   from operations                                  3,824          3,934          192,331          334,567
                                                ---------      ---------      -----------      -----------
Purchase payments                                   7,706          7,759           10,802           21,166

Transfers between subaccounts, net                     --             --              926            6,066

Withdrawals                                          (568)       (33,219)        (176,196)        (271,847)

Contract maintenance fees                            (245)          (248)          (1,608)          (1,873)

Surrender charges                                      --           (131)          (1,489)          (1,976)
                                                ---------      ---------      -----------      -----------
Net increase (decrease) in net assets
   derived from principal transactions              6,893        (25,839)        (167,565)        (248,464)
                                                ---------      ---------      -----------      -----------
Total increase (decrease) in net assets            10,717        (21,905)          24,766           86,103

Net assets at beginning of year                   108,749        130,654        1,454,779        1,368,676
                                                ---------      ---------      -----------      -----------
Net assets at end of year                       $ 119,466      $ 108,749      $ 1,479,545      $ 1,454,779
                                                =========      =========      ===========      ===========




    The accompanying notes are an integral part of these financial statements





         LIMITED MATURITY                      BALANCED
          BOND PORTFOLIO                      PORTFOLIO                            TOTAL
----------------------------      ---------------------------       ----------------------------
      1998             1997              1998            1997             1998             1997
      ----             ----              ----            ----             ----             ----


$     6,445      $     9,357      $     6,179      $     4,981      $    17,830      $    19,678


      1,257            1,623            3,203            3,261           23,094           23,176
-----------     ------------      -----------      -----------      -----------      -----------

      5,188            7,734            2,976            1,720           (5,264)          (3,498)
-----------     ------------      -----------      -----------      -----------      -----------
         26           (1,724)             552            5,364            2,692           53,848

     (2,035)           1,024          (18,268)          22,275         (205,163)         213,912

         --               --           43,400           12,785          435,729          123,417
-----------     ------------      -----------      -----------      -----------      -----------


     (2,009)            (700)          25,684           40,424          233,258          391,177
-----------     ------------      -----------      -----------      -----------      -----------

      3,179            7,034           28,660           42,144          227,994          387,679
-----------     ------------      -----------      -----------      -----------      -----------
         --                1           25,229           16,644           43,737           45,570

       (926)          (6,066)              --               --               --               --

     (3,299)         (78,000)         (20,843)         (60,881)        (200,906)        (443,947)

       (161)            (198)            (567)            (651)          (2,581)          (2,970)

         --             (609)            (439)            (721)          (1,928)          (3,437)
-----------     ------------      -----------      -----------      -----------      -----------

     (4,386)         (84,872)           3,380          (45,609)        (161,678)        (404,784)
-----------     ------------      -----------      -----------      -----------      -----------
     (1,207)         (77,838)          32,040           (3,465)          66,316          (17,105)

    102,797          180,635          263,142          266,607        1,929,467        1,946,572
-----------     ------------      -----------      -----------      -----------      -----------
$   101,590      $   102,797      $   295,182      $   263,142      $ 1,995,783      $ 1,929,467
===========      ===========      ===========      ===========      ===========      ===========

NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997

1. ORGANIZATION AND CONTRACTS

   The Sentry Variable Account I (the Variable Account) is a segregated investment account of the Sentry Life Insurance Company of New York (the Company) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Variable Account was established by the Company on August 24, 1983 and commenced operations on May 3, 1984. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

   The assets of the Variable Account are invested in one or more of the portfolios of Neuberger Berman Advisers Management Trust (the Trust) at the portfolio's net asset value in accordance with the selection made by the contract owners.

   A copy of the Neuberger Berman Advisers Management Trust Annual Report is included in the Variable Account's Annual Report.


2. SIGNIFICANT ACCOUNTING POLICIES

   VALUATION OF INVESTMENTS

   Investments in the Trust are valued at the reported net asset values of such portfolios, which value their investment securities at fair value.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME

   Securities transactions are recorded on the trade date (the date the order to buy and sell is executed). Dividend income is recorded on the ex-dividend date. The cost of investments sold and the corresponding investment gains and losses are determined on a specific identification basis.

   FEDERAL INCOME TAXES

   The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code. The operations of the Variable Account are part of the total operations of the Company and are not taxed as a separate entity.

   Under Federal income tax law, net investment income and net realized investment gains of the Variable Account which are applied to increase net assets are not taxed.



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NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 1998 and 1997


3. EXPENSES

   A mortality and expense risk premium is deducted by the Company from the Variable Account on a daily basis which is equal, on an annual basis, to 1.20% (.80% mortality and .40% expense risk) of the daily net asset value of the Variable Account. This mortality and expense risk premium compensates the Company for assuming these risks under the variable annuity contract. The liability for accrued mortality and expense risk premium amounted to $1,659 at December 31, 1998.

   The Company deducts, on the contract anniversary date, an annual contract maintenance charge of $30, per contract holder, from the contract value by canceling accumulation units. If the contract is surrendered for its full surrender value, on other than the contract anniversary, the contract maintenance charge will be deducted at the time of such surrender. This charge reimburses the Company for administrative expenses relating to maintenance of the contract.

   There are no deductions made from purchase payments for sales charges at the time of purchase. However, a contingent deferred sales charge may be deducted in the event of a surrender to reimburse the Company for expenses incurred which are related to contract sales. Contingent deferred sales charges apply to each purchase payment and are graded from 6% during the first contract year to 0% in the seventh contract year.

   Any premium tax payable to a governmental entity as a result of the existence of the contracts or the Variable Account will be charged against the contract value. Premium taxes up to 4% are currently imposed by certain states. Some states assess their premium taxes at the time purchase payments are made; others assess their premium taxes at the time of annuitization. In the event contracts would be issued in states assessing their premium taxes at the time purchase payments are made, the Company currently intends to advance such premium taxes and to deduct the premium taxes from a contract owner's contract value at the time of annuitization or surrender.

December 31, 1998 and 1997


4. NET ASSETS

   Net Assets are represented by accumulation units in the related Variable Account.

   At December 31, 1998 ownership of the Variable Account was represented by the following accumulation units and accumulation unit values:



                                                      ACCUMULATION        ACCUMULATION
                                                          UNITS            UNIT VALUE            VALUE
                                                          -----            ----------            -----

           Liquid Asset Portfolio                         6,654              $17.95           $  119,466
           Growth Portfolio                              25,635               57.72            1,479,545
           Limited Maturity Bond Portfolio                4,056               25.05              101,590
           Balanced Portfolio                            13,054               22.61              295,182
                                                                                              ----------
              Total net assets                                                                $1,995,783
                                                                                              ==========



   At December 31, 1998 significant concentrations of ownership were as follows:



                                                        NUMBER OF
                                                     CONTRACT OWNERS            PERCENTAGE OWNED
                                                     ---------------            ----------------

           Liquid Asset Portfolio                           3                         50.9
           Growth Portfolio                                 1                         22.5
           Limited Maturity Bond Portfolio                  2                         56.7
           Balanced Portfolio                               1                         13.3



   At December 31, 1997 ownership of the Variable Account was represented by the following accumulation units and accumulation unit values:



                                                      ACCUMULATION        ACCUMULATION
                                                          UNITS            UNIT VALUE            VALUE
                                                          -----            ----------            -----

           Liquid Asset Portfolio                         6,264              $17.36           $  108,749
           Growth Portfolio                              28,775               50.56            1,454,779
           Limited Maturity Bond Portfolio                4,233               24.28              102,797
           Balanced Portfolio                            12,900               20.40              263,142
                                                                                              ----------
              Total net assets                                                                $1,929,467
                                                                                              ==========





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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 1998 and 1997


5. PURCHASES AND SALES OF SECURITIES

   In 1998, purchases and proceeds on sales of the Trust's shares aggregated $498,222 and $230,340, respectively, and were as follows:



                           LIQUID ASSET        GROWTH        LIMITED MATURITY       BALANCED
                             PORTFOLIO       PORTFOLIO       BOND PORTFOLIO        PORTFOLIO         TOTAL
                             --------        ---------       --------------        ---------         -----

   Purchases                 $ 12,909         $404,052           $  6,445           $ 74,816        $498,222
   Proceeds on sales            1,813          197,291              6,386             24,850         230,340



   In 1997, purchases and proceeds on sales of the Trust's shares aggregated $201,312 and $485,936, respectively, and were as follows:



                           LIQUID ASSET        GROWTH        LIMITED MATURITY       BALANCED
                             PORTFOLIO        PORTFOLIO       BOND PORTFOLIO        PORTFOLIO         TOTAL
                             ---------        ---------       --------------        ---------         -----

   Purchases                 $ 16,205         $141,339            $ 9,357           $ 34,411        $201,312
   Proceeds on sales           38,639          296,170             85,875             65,252         485,936




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                        REPORT OF INDEPENDENT ACCOUNTANTS

THE BOARD OF DIRECTORS
SENTRY LIFE INSURANCE COMPANY OF NEW YORK
   AND
THE CONTRACT OWNERS OF
SENTRY VARIABLE ACCOUNT I:

In our opinion, the accompanying combined statement of assets and liabilities and the related combined and separate statements of operations and changes in net assets present fairly, in all material respects, the financial position of the Sentry Variable Account I, and the Liquid Asset Portfolio, Growth Portfolio, Limited Maturity Bond Portfolio and Balanced Portfolio thereof, at December 31, 1998, the results of each of their operations and changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Sentry Life Insurance Company of New York's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



/s/ PricewaterhouseCooper L.L.P.

Chicago, Illinois
February 11, 1999


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                     [Sentry Life Insurance Logo]
                     251 Salina Meadows Parkway, Suite 100
                     P.O. Box 4944
                     Syracuse, NY 13221
                     (315) 453-6301

                     Volume 1